Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002

Dear Shareholder:

During the six months ended November 30, 2002, U.S. economic indicators fluctuated between stronger and weaker growth. The economy continued to recover from recession and the aftermath of September 11. Real gross domestic product
(GDP) accelerated to an annual growth rate of 5.0 percent in the first quarter of 2002. In the spring, the economy began to send mixed signals and the recovery lost momentum. Weakness in manufacturing and capital spending combined with corporate-accounting scandals and geopolitical turmoil to slow GDP to a 1.3 percent annual growth rate in the second quarter. The strongest consumer spending of the year and the restocking of inventories led to 4.0 percent annual GDP growth in the third quarter. The choppiness in the recovery pattern is expected to continue.

As the economy gained strength in the first few months of 2002, a general consensus developed that the Federal Reserve Board would begin to tighten monetary policy and raise short-term interest rates. The bond market reacted to these concerns in March and yields rose. By late spring, however, the consensus shifted to favoring bonds as labor market and capital-spending indicators remained soft and new disclosures on corporate ethics spurred a flight to quality. Most importantly, the Federal Reserve changed its monetary policy bias from neutral toward one of easing. The market's expectations of eventual rate hikes were scaled back and bonds rallied. A mid-October surge in the equity markets created a downdraft in bonds, but renewed concerns about the economy helped bond prices improve by month-end. On November 6, 2002, the Federal Reserve lowered the federal funds rate from 1.75 to 1.25 percent. This marked the first change by the central bank in nearly one year.

Municipal Market Conditions

The economic environment and unsettled equity markets lowered municipal yields to levels last seen in the 1960s. During the first 11 months of 2002, the yield on the 30-year insured municipal bond index ranged from a high of 5.43 percent in March to a low of 4.74 percent in September. The index yield stood at 5.10 percent at the end of November 2002. Throughout this period, the yield spread between BBB-rated general obligation bonds and AAA-rated bonds provided an average of 80 basis points of additional yield. At the end of November, more than 60 percent of Morgan Stanley Municipal Income Opportunities Trust's holdings were below low investment grade or nonrated.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A rising yield ratio indicates weaker relative performance by

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

municipals. The ratio of 30-year insured municipal bond yields to 30-year Treasuries fell from 98 percent in December 2001 to 94 percent in March. As municipals lagged the summer rally in Treasuries, the ratio jumped to 102 percent in September. The ratio remained above 100 percent during October and November. These levels imply that municipals are cheap relative to Treasuries.

                         30-YEAR BOND YIELDS 1997-2002

               Insured              U.S.               Insured Municipal
              Municipal           Treasury           Yields/U.S. Treasury
               Yields              Yields                Yields (Ratio)

                 5.60%              6.63%                    84.46%
1997             5.70               6.79                     83.95
                 5.65               6.80                     83.09
                 5.90               7.10                     83.10
                 5.75               6.94                     82.85
                 5.65               6.91                     81.77
                 5.60               6.78                     82.60
                 5.25               6.29                     83.47
                 5.48               6.61                     82.90
                 5.40               6.40                     84.38
                 5.35               6.15                     86.99
                 5.30               6.05                     87.60
                 5.15               5.92                     86.99
1998             5.15               5.80                     88.79
                 5.20               5.92                     87.84
                 5.25               5.93                     88.53
                 5.35               5.95                     89.92
                 5.20               5.80                     89.66
                 5.20               5.65                     92.04
                 5.18               5.71                     90.72
                 5.03               5.27                     95.45
                 4.95               5.00                     99.00
                 5.05               5.16                     97.87
                 5.00               5.06                     98.81
                 5.05               5.10                     99.02
1999             5.00               5.09                     98.23
                 5.10               5.58                     91.40
                 5.15               5.63                     91.47
                 5.20               5.66                     91.87
                 5.30               5.83                     90.91
                 5.47               5.96                     91.78
                 5.55               6.10                     90.98
                 5.75               6.06                     94.88
                 5.85               6.05                     96.69
                 6.03               6.16                     97.89
                 6.00               6.29                     95.39
                 5.97               6.48                     92.13
2000             6.18               6.49                     95.22
                 6.04               6.14                     98.37
                 5.82               5.83                     99.83
                 5.91               5.96                     99.16
                 5.91               6.01                     98.34
                 5.84               5.90                     98.98
                 5.73               5.78                     99.13
                 5.62               5.67                     99.12
                 5.74               5.89                     97.45
                 5.65               5.79                     97.58
                 5.55               5.61                     98.93
                 5.27               5.46                     96.52
2001             5.30               5.50                     96.36
                 5.27               5.31                     99.25
                 5.26               5.44                     96.69
                 5.45               5.79                     94.13
                 5.40               5.75                     93.91
                 5.35               5.76                     92.88
                 5.16               5.52                     93.48
                 5.07               5.37                     94.41
                 5.20               5.42                     95.94
                 5.04               4.87                    103.49
                 5.17               5.29                     97.73
                 5.36               5.47                     97.99
2002             5.22               5.43                     96.13
                 5.14               5.42                     94.83
                 5.43               5.80                     93.62
                 5.30               5.59                     94.81
                 5.29               5.62                     94.13
                 5.27               5.51                     95.64
                 5.12               5.30                     96.60
                 5.00               4.93                    101.42
                 4.74               4.67                    101.50
                 5.01               4.99                    100.40
                 5.10               5.04                    101.19

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

State and local governments took advantage of lower interest rates to refinance outstanding debt in a manner similar to homeowners refinancing their mortgages. Refinancing activity contributed to a surge in municipal bond underwriting, and long-term volume increased 27 percent to a record $328 billion in the first eleven months of 2002. Refunding issues represented almost one-quarter of the total. Issuance is on track to raise calendar year 2002's volume to $350 billion. In California, volume surged after the California Department of Water Resources sold $6.3 billion of bonds to reimburse the state for electric purchases made during the 2001 power crisis. This was the largest issue in municipal market history and increased California's share of national volume

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

to 14 percent. Florida, New York and Texas, the next largest states in terms of issuance, represented an additional 27 percent of the national total.

Performance

During the six-month period ended November 30, 2002, the net asset value (NAV) of Morgan Stanley Municipal Income Opportunities Trust (OIA) decreased from $7.88 to $7.82 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.28 per share, the Fund's total NAV return was 2.76 percent. OIA's value on the New York Stock Exchange (NYSE) decreased from $8.08 to $7.38 per share during this period. Based on this change plus reinvestment of tax-free dividends, OIA's total market return was -5.42 percent. As of November 30, 2002, OIA's share price was at a 5.63 percent discount to its NAV.

Monthly dividends for the fourth quarter of 2002 were declared in September. Beginning with the October payment, the monthly dividend was decreased from $0.0475 to $0.045 per share. The new dividend reflects the level of the Fund's undistributed net investment income and projected earnings power. The Fund's level of undistributed net investment income was $0.077 per share on November 30, 2002, versus $0.085 per share six months earlier.

Portfolio Structure

The Fund's net assets of $163.3 million were diversified among 11 long-term sectors and 70 credits. At the end of November, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 7.4 years. Three credits, representing 3 percent of net assets, were accruing income but may have difficulty with near term debt service payments. The accompanying charts provide current information on the portfolio's credit ratings, maturity distribution and sector concentrations. Optional call provisions by year and their respective cost (book) yields are also shown.

Looking Ahead

The Federal Reserve Board's cautious approach toward assuring economic recovery helped stabilize the fixed-income markets earlier this year. In fact, the Fed's current willingness to be accommodative resulted in a major bond rally during the second and third calendar quarters. We believe that the yields on tax-exempt securities continue to favor municipal bonds as an attractive choice for tax-conscious investors. For many investors, the taxable equivalent yields available on municipal bonds may offer a significant advantage.

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We appreciate your ongoing support of Morgan Stanley Municipal Income Opportunities Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President and CEO

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF NOVEMBER 30, 2002
(% OF NET ASSETS)

IDR/PCR*                                              16%
MORTGAGE                                              16%
HOSPITAL                                              15%
NURSING & HEALTH RELATED FACILITIES                   13%
RETIREMENT & LIFE CARE FACILITIES                     10%
TAX ALLOCATION                                         9%
RECREATIONAL FACILITIES                                8%
TRANSPORTATION                                         5%

*    INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF NOVEMBER 30, 2002
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA                   4%
Aa or AA                    10%
A or A                       5%
Baa or BBB                  20%
Ba or BB                     7%
NR                          54%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR GRAPH]

                            DISTRIBUTION BY MATURITY
                           (% OF LONG-TERM PORTFOLIO)

                                                         WEIGHTED AVERAGE
                                                         MATURITY: 18 YEARS

1-5 Years                                                        0.4%
5-10 Years                                                      20.8%
10-15 Years                                                     16.2%
15-20 Years                                                     20.5%
20-30 Years                                                     38.5%
30+ Years                                                        3.6%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Income Opportunities Trust
LETTER TO THE SHAREHOLDERS - NOVEMBER 30, 2002 continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                               NOVEMBER 30, 2002

                                                           WEIGHTED AVERAGE
                                                        CALL PROTECTION: 7 YEARS
                                PERCENT CALLABLE

2003                                                                  10.0%
2004                                                                   6.0%
2005                                                                  10.0%
2006                                                                   6.0%
2007                                                                   3.0%
2008                                                                  14.0%
2009                                                                  11.0%
2010                                                                   9.0%
2011                                                                   9.0%
2012+                                                                 22.0%


                                                           WEIGHTED AVERAGE
                                                           BOOK YIELD: 7.5%
                               COST (BOOK) YIELD*

2003                                                                   9.4%
2004                                                                   9.7%
2005                                                                   6.7%
2006                                                                   7.2%
2007                                                                   5.9%
2008                                                                   6.5%
2009                                                                   6.5%
2010                                                                   7.1%
2011                                                                   6.9%
2012+                                                                  8.0%

    COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 9.4% ON 10% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (94.4%)
            Educational Facilities Revenue (1.3%)
$  1,500    ABAG Finance Authority for Nonprofit Corporations,
              California, National Center for International Schools
              COPs....................................................   7.50%   05/01/11    $  1,628,520
     500    San Diego County, California, The Burnham Institute
              COPs....................................................   6.25    09/01/29         520,605
--------                                                                                     ------------
   2,000                                                                                        2,149,125
--------                                                                                     ------------
            Hospital Revenue (14.8%)
   2,000    Baxter County, Arkansas, Baxter County Regional Hospital
              Impr & Refg Ser 1999 B..................................   5.625   09/01/28       1,914,680
   2,000    Hawaii Department of Budget & Finance, Kuakini Health 2002
              Ser A...................................................   6.375   07/01/32       1,954,360
   1,000    Illinois Health Facilities Authority, Riverside Health Ser
              2000....................................................   6.85    11/15/29       1,068,160
   2,000    Indiana Health Facility Financing Authority, Riverview
              Hospital Ser 2002.......................................   6.125   08/01/31       1,974,520
   2,000    Kentucky Economic Development Finance Authority,
              Appalachian Regional Healthcare Inc Refg & Impr Ser
              1997....................................................   5.875   10/01/22       1,726,340
   2,000    Maryland Health & Higher Educational Facilities Authority,
              University of Maryland Medical Ser 2000.................   6.75    07/01/30       2,154,920
            Massachusetts Health & Educational Facilities Authority,
   2,000      Dana Farber Cancer Institute Ser G-1....................   6.25    12/01/14       2,106,320
   3,000      Dana Farber Cancer Institute Ser G-1....................   6.25    12/01/22       3,095,970
   3,000    Henderson, Nevada, Catholic Health West 1998 Ser A........   5.375   07/01/26       2,619,840
   1,500    New Hampshire Higher Educational & Health Facilities
              Authority, Littleton Hospital Association Ser 1998 A....   6.00    05/01/28       1,183,740
   2,000    New Jersey Health Care Facilities Financing Authority,
              Raritan Bay Medical Center Ser 1994.....................   7.25    07/01/27       2,001,060
   1,330    Nassau County Industrial Development Agency, New York,
              North Shore Health Ser B................................   5.875   11/01/11       1,315,583
   1,000    Knox County Health, Educational & Housing Facility Board,
              Tennessee, Baptist Health of East Tennessee Ser 2002....   6.50    04/15/31       1,012,700
--------                                                                                     ------------
  24,830                                                                                       24,128,193
--------                                                                                     ------------
            Industrial Development/Pollution Control Revenue (15.9%)
   2,000    Los Angeles, California, American Airlines Inc Terminal 4
              Ser 2002 C (AMT)........................................   7.50    12/01/24       1,540,180
     360    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, CaterAir International Corp Ser
              1991 (AMT)++............................................  10.125   09/01/11         357,102
   2,000    Chicago, Illinois, Chicago O'Hare Int'l Airport/United
              Airlines Inc Refg Ser 2001 C (c)........................   6.30    05/01/16         380,000
   1,500    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)..........   6.00    06/01/27       1,321,665
     561    Michigan Strategic Fund, Kasle Steel Corp Ser 1989
              (AMT)...................................................   9.375   10/01/06         562,415
   1,500    Dayton, Ohio, Emery Air Freight Corp Refg Ser 1998 A......   5.625   02/01/18       1,094,010

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$    650    Zanesville-Muskingum County Port Authority, Ohio, Anchor
              Glass Container Corp Ser 1989 B (AMT)...................  10.25%   12/01/08    $    649,994
   2,000    Beaver County Industrial Development Authority,
              Pennsylvania, Toledo Edison Co Collateralized Ser 1995
              B.......................................................   7.75    05/01/20       2,150,860
   4,000    Carbon County Industrial Development Authority,
              Pennsylvania, Panther Creek Partners Refg 2000 Ser
              (AMT)...................................................   6.65    05/01/10       4,186,040
   3,825    Lexington County, South Carolina, Ellett Brothers Inc Refg
              Ser 1988................................................   7.50    09/01/08       3,729,069
   1,000    Brazos River Authority, Texas, TXU Electric Co Refg Ser
              2001 C (AMT)............................................   5.75    05/01/36         902,510
   1,000    Chesterfield County Industrial Development Authority,
              Virginia, Virginia Electric & Power Co Ser 1985.........   5.50    10/01/09       1,032,080
            Pittsylvania County Industrial Development Authority,
              Virginia,
   4,500      Multi-Trade of Pittsylvania County Ser 1994 A (AMT).....   7.45    01/01/09       4,467,960
   1,500      Multi-Trade of Pittsylvania County Ser 1994 A (AMT).....   7.50    01/01/14       1,487,520
   2,000    Upshur County, West Virginia, TJ International Inc Ser
              1995 (AMT)..............................................   7.00    07/15/25       2,083,260
--------                                                                                     ------------
  28,396                                                                                       25,944,665
--------                                                                                     ------------
            Mortgage Revenue -- Multi-Family (6.8%)
            Washington County Housing & Redevelopment Authority,
              Minnesota,
   3,885      Courtly Park Ser 1989 A.................................   9.75    06/15/19       3,122,180
   1,165      Courtly Park Ser 1989 A (AMT)...........................  10.25    06/15/19         935,903
  24,080      Courtly Park Ser 1989 B.................................   0.00    06/15/19         361,200
   8,678      Courtly Park Ser 1989 B (AMT)...........................   0.00    06/15/19         130,168
            White Bear Lake, Minnesota,
   3,715      White Bear Woods Apts Phase II Refg 1989 Ser A..........   9.75    06/15/19       3,338,410
  19,812      White Bear Woods Apts Phase II Refg 1989 Ser B..........   0.00    06/15/19         297,173
   3,000    Brookhaven Industrial Development Agency, New York,
              Woodcrest Estates Ser 1998 A (AMT)......................   6.375   12/01/37       2,836,230
--------                                                                                     ------------
  64,335                                                                                       11,021,264
--------                                                                                     ------------
            Mortgage Revenue -- Single Family (9.6%)
            Colorado Housing & Finance Authority,
     645      1996 Ser B (AMT)........................................   7.65    11/01/26         672,548
   2,265      Ser 1998 D-2 (AMT)......................................   6.35    11/01/29       2,396,098
  41,925    New Hampshire Housing Finance Authority, Residential 1983
              Ser B...................................................   0.00    01/01/15      12,652,126
--------                                                                                     ------------
  44,835                                                                                       15,720,772
--------                                                                                     ------------
            Nursing & Health Related Facilities Revenue (12.7%)
            Escambia County, Florida,
   6,475      Pensacola Care Development Centers Ser 1989.............  10.25    07/01/11       6,485,425
   1,485      Pensacola Care Development Centers Ser 1989 A...........  10.25    07/01/11       1,487,391
   1,000    Orange County Health Facilities Authority, Florida,
              Westminister Community Care Services Inc Ser 1999.......   6.75    04/01/34         750,200

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  2,000    Iowa Health Facilities Development Financing Authority,
              Care Initiatives Ser 1996...............................   9.25%   07/01/25    $  2,365,320
   2,330    Jefferson County, Kentucky, AHF/Kentucky-Iowa Inc Ser
              1990**..................................................  10.25    01/01/20       1,397,301
   1,400    Westside Habilitation Center, Louisiana, Intermediate Care
              Facility for the Mentally Retarded Refg Ser 1993........   8.375   10/01/13       1,454,264
   1,900    Massachusetts Development Finance Agency, New England
              Center for Children Ser 1998............................   5.875   11/01/18       1,679,657
   1,000    Massachusetts Health & Educational Facilities Authority,
              The Learning Center for Deaf Children Ser C.............   6.125   07/01/29         899,520
   1,040    Mount Vernon Industrial Development Agency, New York,
              Meadowview at the Wartburg Ser 1999.....................   6.00    06/01/09       1,024,098
            Kirbyville Health Facilities Development Authority, Texas,
   3,686      Heartway III Corp Ser 1998 A............................  10.00    03/20/18       3,158,483
     642      Heartway III Corp Ser 1998 B (a)........................   6.00    03/20/04          32,100
--------                                                                                     ------------
  22,958                                                                                       20,733,759
--------                                                                                     ------------
            Recreational Facilities Revenue (7.9%)
   2,000    Sacramento Financing Authority, California, Convention
              Center Hotel 1999 Ser A.................................   6.25    01/01/30       1,938,760
   1,000    San Diego County, California, San Diego Natural History
              Museum COPs.............................................   5.70    02/01/28       1,013,200
   2,000    Elk Valley Public Improvement Corporation, Colorado, Ser
              2001 A..................................................   7.35    09/01/31       2,021,880
            Mashantucket (Western) Pequot Tribe, Connecticut,
   1,010      Special 1996 Ser A (b)..................................   6.40    09/01/11       1,078,145
   1,000      Special 1997 Ser B (b)..................................   5.75    09/01/27         987,290
   2,000    American National Fish & Wildlife Museum District,
              Missouri, Ser 1999......................................   7.00    09/01/19       1,894,980
   2,000    St Louis Industrial Development Authority, Missouri, St
              Louis Convention Center Headquarters Hotel Ser 2000
              (AMT)...................................................   6.875   12/15/20       1,960,080
   2,000    Austin Convention Enterprises, Texas, Convention Center
              Hotel Senior Ser 2000 A.................................   6.70    01/01/32       2,049,300
--------                                                                                     ------------
  13,010                                                                                       12,943,635
--------                                                                                     ------------
            Retirement & Life Care Facilities Revenue (10.4%)
   1,000    St Johns County Industrial Development Authority, Florida,
              Glenmoor Ser 1999 A.....................................   8.00    01/01/30         978,470
   1,500    Lenexa, Kansas, Lakeview Village -- Southridge Ser 2002
              C.......................................................   6.875   05/15/32       1,510,275
   1,500    Massachusetts Development Finance Agency, Loomis
              Communities Ser 1999 A..................................   5.75    07/01/23       1,319,355
            New Jersey Economic Development Authority,
   1,000      Cedar Crest Village Inc Ser 2001 A......................   7.25    11/15/31         988,380
   1,000      Franciscan Oaks Ser 1997................................   5.70    10/01/17         897,240
   1,000      The Presbyterian Home at Montgomery Ser 2001 A..........   6.375   11/01/31       1,001,170
   2,000      United Methodist Homes of New Jersey Ser 1998...........   5.125   07/01/25       1,645,880

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
$  1,980    Glen Cove Housing Authority, New York, Mayfair at Glen
              Cove Ser 1996 (AMT).....................................   8.25%   10/01/26    $  2,117,768
   3,250    Suffolk County Industrial Development Agency, New York,
              Jefferson's Ferry Ser 1999..............................   7.25    11/01/28       3,390,498
   1,000    Chester County Health & Education Facilities Authority,
              Pennsylvania, Jenner's Pond Inc Ser 2002................   7.625   07/01/34         983,370
   2,100    Vermont Economic Development Authority, Wake Robin Corp
              Ser 1999 A..............................................   6.75    03/01/29       2,056,761
--------                                                                                     ------------
  17,330                                                                                       16,889,167
--------                                                                                     ------------
            Tax Allocation Revenue (8.5%)
   3,350    Crestwood, Illinois, Refg Ser 1994........................   7.25    12/01/08       3,564,568
   2,000    Anne Arundel County, Maryland, National Business Park
              Ser 2000................................................   7.375   07/01/28       2,173,180
   2,000    Des Peres, Missouri, West County Center Ser 2002..........   5.75    04/15/20       1,973,920
   4,000    Fenton, Missouri, Gravois Bluffs Redevelopment Ser 2001 A
              Refg....................................................   7.00    10/01/21       4,193,600
   2,000    Las Vegas, Nevada, District No. 808 Summerlin Area Ser
              2001....................................................   6.75    06/01/21       2,049,140
--------                                                                                     ------------
  13,350                                                                                       13,954,408
--------                                                                                     ------------
            Transportation Facilities Revenue (5.2%)
   7,500    E-470 Public Highway Authority, Colorado, Ser 1997 B
              (MBIA)..................................................   0.00    09/01/15       4,059,900
   1,935    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
              Ser 1993 A (Ambac)......................................   5.85    10/01/13       2,213,079
   1,000    Nevada Department of Business & Industry, Las Vegas
              Monorail 2nd Tier Ser 2000..............................   7.375   01/01/40         955,560
   2,000    Pocahontas Parkway Association, Virginia, Route 895
              Connector Ser 1998 A....................................   5.50    08/15/28       1,337,540
--------                                                                                     ------------
  12,435                                                                                        8,566,079
--------                                                                                     ------------
            Water & Sewer Revenue (1.3%)
   2,000    Northern Palm Beach County Improvement District, Florida,
              Water Control & Improvement #9A Ser 1996 A..............   7.30    08/01/27       2,130,560
--------                                                                                     ------------
 245,479    Total Tax-Exempt Municipal Bonds (Cost $168,042,790)..........................    154,181,627
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE          VALUE
----------------------------------------------------------------------------------------------------------
            Short Term Tax-Exempt Municipal Obligations (3.7%)
$  3,100    Idaho Health Facilities Authority, St Lukes Regional
              Medical Center Ser 2000 (FSA) (Demand 12/02/02).........   1.13*%  07/01/30    $  3,100,000
   3,000    University of North Carolina, Hospitals at Chapel Hill Ser
              2001 A (Demand 12/02/02)................................   1.13*   02/15/31       3,000,000
--------                                                                                     ------------
   6,100    Total Short-Term Tax-Exempt Municipal Obligations (Cost $6,100,000)...........      6,100,000
--------                                                                                     ------------
$251,579    Total Investments (Cost $174,142,790) (d)...................             98.1%    160,281,627
========
            Other Assets in Excess of Liabilities.......................              1.9       3,037,653
                                                                                    -----    ------------
            Net Assets..................................................            100.0%   $163,319,280
                                                                                    =====    ============

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    *       Current coupon of variable rate demand obligation.
    **      Issuer has entered into a forbearance agreement for partial payment of debt service.
    ++      Joint exemption in locations shown.
   (a)      Bond in default; non-income producing security.
   (b)      Resale is restricted to qualified institutional investors.
   (c)      Issuer in bankruptcy.
   (d)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes.
            The aggregate gross unrealized appreciation is $3,946,263
            and the aggregate gross unrealized depreciation is
            $17,807,426, resulting in net unrealized depreciation of
            $13,861,163.

Bond Insurance:
--------------
  Ambac     Ambac Assurance Corporation.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Arkansas................     1.2%
California..............     4.1
Colorado................     5.6
Connecticut.............     1.3
District of Columbia....     0.2
Florida.................     8.6
Hawaii..................     1.2
Idaho...................     1.9
Illinois................     3.1
Indiana.................     1.2
Iowa....................     2.3
Kansas..................     0.9
Kentucky................     1.9
Louisiana...............     0.9
Maryland................     2.6
Massachusetts...........     5.6
Michigan................     0.3
Minnesota...............     5.0
Missouri................     6.1
Nevada..................     3.4
New Hampshire...........     8.5
New Jersey..............     4.0
New York................     6.5
North Carolina..........     1.8
Ohio....................     1.1
Pennsylvania............     4.5
South Carolina..........     2.3
Tennessee...............     0.6
Texas...................     3.8
Vermont.................     1.2
Virginia................     5.3
West Virginia...........     1.3
Joint Exemption*........    (0.2)
                            ----
Total...................    98.1%
                            ====

---------------------
* Joint exemptions have been included in each geographic location.

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $174,142,790)...............  $160,281,627
Cash................................        56,586
Receivable for:
    Interest........................     3,166,725
    Investments sold................        57,715
Prepaid expenses and other assets...         6,031
                                      ------------
    Total Assets....................   163,568,684
                                      ------------
Liabilities:
Payable for:
    Investments advisory fee........        81,011
    Administration fee..............        48,607
    Shares of beneficial interest
      repurchased...................         4,421
Accrued expenses....................       115,365
                                      ------------
    Total Liabilities...............       249,404
                                      ------------
    Net Assets......................  $163,319,280
                                      ============
Composition of Net Assets:
Paid-in-capital.....................  $198,248,583
Net unrealized depreciation.........   (13,861,163)
Accumulated undistributed net
  investment income.................     1,612,316
Accumulated net realized loss.......   (22,680,456)
                                      ------------
    Net Assets......................  $163,319,280
                                      ============
Net Assets Value Per Share,
  20,888,972 shares outstanding
  (unlimited shares authorized of
  $.01 par value)...................         $7.82
                                      ============

Statement of Operations
For the six months ended November 30, 2002
(unaudited)

Net Investment Income:

Interest Income.......................  $ 6,458,369
                                        -----------
Expenses
Investment advisory fee...............      415,020
Administration fee....................      249,012
Transfer agent fees and expenses......       39,397
Professional fees.....................       16,622
Shareholder reports and notices.......       14,517
Trustees' fees and expenses...........        9,249
Registration fees.....................        6,355
Custodian fees........................        3,838
Other.................................        6,697
                                        -----------
    Total Expenses....................      760,707
Less: expense offset..................       (3,818)
                                        -----------
    Net Expenses......................      756,889
                                        -----------
    Net Investment Income.............    5,701,480
                                        -----------
Net Realized and Unrealized Loss:
Net realized loss.....................     (767,183)
Net change in unrealized
  depreciation........................     (452,002)
                                        -----------
    Net Loss..........................   (1,219,185)
                                        -----------
Net Increase..........................  $ 4,482,295
                                        ===========

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE SIX        FOR THE YEAR
                                                               MONTHS ENDED          ENDED
                                                              NOVEMBER 30, 2002   MAY 31, 2002
                                                                ------------      ------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $  5,701,480      $ 11,589,419
Net realized loss...........................................        (767,183)         (734,744)
Net change in unrealized depreciation.......................        (452,002)       (1,966,899)
                                                                ------------      ------------
    Net Increase............................................       4,482,295         8,887,776

Dividends to shareholders from net investment income........      (5,860,912)      (11,931,193)
Decrease from transactions in shares of beneficial
  interest..................................................        (320,710)          --
                                                                ------------      ------------

    Net Decrease............................................      (1,699,327)       (3,043,417)
Net Assets:
Beginning of period.........................................     165,018,607       168,062,024
                                                                ------------      ------------
End of Period
(Including accumulated undistributed net investment income
of $1,612,316 and $1,771,748, respectively).................    $163,319,280      $165,018,607
                                                                ============      ============

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Municipal Income Opportunities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 22, 1988 and commenced operations on September 19, 1988.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Advisor"), the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 2002 aggregated $7,921,260 and $12,823,348, respectively.

Morgan Stanley Trust, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At November 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $1,100.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended November 30, 2002 included in Trustees' fees and expenses in the Statement of Operations

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

amounted to $3,687. At November 30, 2002, the Fund had an accrued pension liability of $58,579 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, May 31, 2001.......................................  20,932,272   $209,322    $198,360,115
Reclassification due to permanent book/tax differences......      --          --               (144)
                                                              ----------   --------    ------------
Balance, May 31, 2002.......................................  20,932,272    209,322     198,359,971
Treasury shares purchased and retired (weighted average
  discount 5.72%)*..........................................     (43,300)      (433)       (320,277)
                                                              ----------   --------    ------------
Balance, November 30, 2002..................................  20,888,972   $208,889    $198,039,694
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

5. FEDERAL INCOME TAX STATUS

At May 31, 2002, the Fund had a net capital loss carryover of approximately $20,796,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through May 31 of the following years:

                 AMOUNT IN THOUSANDS
-----------------------------------------------------
        2003             2004    2006   2008    2009
---------------------   ------   ----   ----   ------
       $10,137          $5,243   $700   $87    $4,629
       =======          ======   ====   ===    ======

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,117,000 during fiscal 2002.

As of May 31, 2002, the Fund had temporary book/tax differences primarily attributable to post-October losses and book amortization of discounts on debt securities.

Morgan Stanley Municipal Income Opportunities Trust
NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2002 (UNAUDITED) continued

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

     DECLARATION         AMOUNT         RECORD            PAYABLE
        DATE            PER SHARE        DATE               DATE
---------------------   ---------  ----------------  ------------------
September 24, 2002       $0.045    December 6, 2002  December 20, 2002
 December 31, 2002       $0.045    January 10, 2003  January 24, 2003
 December 31, 2002       $0.045    February 7, 2003  February 21, 2003
 December 31, 2002       $0.045    March 7, 2003     March 21, 2003

7. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At November 30, 2002, the Fund did not hold positions in residual interest bonds.

Morgan Stanley Municipal Income Opportunities Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                FOR THE SIX                   FOR THE YEAR ENDED MAY 31
                                               MONTHS ENDED      ----------------------------------------------------
                                             NOVEMBER 30, 2002     2002       2001       2000       1999       1998
                                             -----------------   --------   --------   --------   --------   --------
                                                (unaudited)
Selected Per Share Data:

Net asset value, beginning of the period...         $7.88           $8.03      $7.79      $8.69     $ 8.80     $ 8.47
                                                    -----           -----      -----      -----     ------     ------

Income (loss) from investment operations:
    Net investment income*.................          0.27            0.55       0.55       0.57       0.61       0.60
    Net realized and unrealized gain
      (loss)...............................         (0.05)          (0.13)      0.28      (0.85)     (0.13)      0.31
                                                    -----           -----      -----      -----     ------     ------

Total income (loss) from investment
  operations...............................          0.22            0.42       0.83      (0.28)      0.48       0.91
                                                    -----           -----      -----      -----     ------     ------

Less dividends from net investment
  income...................................         (0.28)          (0.57)     (0.59)     (0.62)     (0.59)     (0.58)
                                                    -----           -----      -----      -----     ------     ------

Net asset value, end of period.............         $7.82           $7.88      $8.03      $7.79     $ 8.69     $ 8.80
                                                    =====           =====      =====      =====     ======     ======

Market value, end of period................         $7.38           $8.08      $8.53      $8.25     $9.438     $8.688
                                                    =====           =====      =====      =====     ======     ======

Total Return+..............................         (5.42)%(1)       1.42%     10.78%     (5.94)%    15.65%      5.87%

Ratios to Average Net Assets:
Expenses (before expense offset)...........          0.92 %(2)       0.92%      0.93%      0.93%      0.96%(3)   1.04%

Net investment income......................          6.87 %(2)       6.92%      6.95%      6.95%      6.89%      6.98%

Supplemental Data:
Net assets, end of period, in thousands....      $163,319        $165,019   $168,062   $163,910   $183,200   $185,496

Portfolio turnover rate....................             5 %(1)          7%        16%        13%        16%        20%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Execution Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

38538RPT - 9372L02 - AS - 12/02

MORGAN STANLEY
MUNICIPAL INCOME
OPPORTUNITIES TRUST


Semiannual Report
November 30, 2002